UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

CLEAN ENERGY SPECIAL SITUATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

405 Lexington Avenue, 44th Floor

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 29, 2023, Clean Energy Special Situations Corp. (the “Company”) received a notification letter (the “Letter”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s continued listing standards (the “Rules”) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Q3 10-Q”).

As the Company reported in its Current Report on Form 8-K filed with the SEC August 30, 2023, the Company previously received written notice (the “Initial Notice”) from Nasdaq indicating that the Company was not in compliance with the Rules because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Q2 10-Q”). In response to the Initial Notice, the Company timely submitted a plan to regain compliance with the Rules with respect to the Q2 10-Q, which plan was approved by Nasdaq. As a result, the Company has until February 12, 2024 to file the Q2 10-Q and regain compliance with the Rules.

Pursuant to the Letter, the Company is required to submit an update to the plan that was submitted in response to the Initial Notice, to account for regaining compliance with respect to the Q3 10-Q and indicate the progress the Company has made towards filing the Q2 10-Q. The update to the plan must be submitted to Nasdaq by December 13, 2023.

If Nasdaq accepts the updated plan, the Company would have until February 12, 2024 to regain compliance with the Rules with respect to both the Q2 10-Q and Q3 10-Q. The Company can regain compliance at any time by filing such reports and any other subsequent reports required to be filed in the interim.

The Letter has no immediate effect on the listing of the Company’s securities on Nasdaq. There can be no assurance, however, that the Company will be able to regain compliance with the Rules discussed above.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2023	CLEAN ENERGY SPECIAL SITUATIONS CORP.

	By:	/s/ Raghunath Kilambi
Raghunath Kilambi
Chief Executive Officer

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